Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Group Led by CC Capital, Cannae Holdings, Bilcar, Black Knight and Thomas H. Lee
Partners Completes Acquisition of Dun & Bradstreet

William P. Foley II Appointed Executive Chairman of Board of Directors

Black Knight CEO Anthony Jabbour to Serve as CEO

Stephen C. Daffron Named President

NEW YORK and SHORT HILLS, N.J. - February 8, 2019 - Dun & Bradstreet (NYSE: DNB) (the “Company”), the global leader in commercial data, analytics and insights for businesses, and an investor group (the “Investor Group”) led by CC Capital Partners, LLC (“CC Capital”), Cannae Holdings, Inc. (NYSE: CNNE), Bilcar, LLC, Black Knight, Inc. (NYSE: BKI) and funds affiliated with Thomas H. Lee Partners, L.P. (“THL”), along with a group of other investors, today announced the completion of the Investor Group’s previously announced acquisition of Dun & Bradstreet.

In connection with the closing, William P. Foley II, Chairman of Cannae Holdings and Executive Chairman of Black Knight, has been appointed Executive Chairman of Dun & Bradstreet’s Board of Directors. Anthony Jabbour, Black Knight’s Chief Executive Officer, was appointed Chief Executive Officer of Dun & Bradstreet and will remain in his current role at Black Knight. Additionally, Stephen C. Daffron, a Co-Founder of Motive Partners and former President and Chief Executive Officer of Interactive Data Corporation, has been appointed President of Dun & Bradstreet.

“We are pleased to have completed this momentous transaction for the benefit of all stakeholders and look forward to the next chapter in Dun & Bradstreet’s storied, 177-year history,” said Chinh Chu, Senior Managing Director and Founder of CC Capital. “With Bill, Anthony and Stephen at the helm, we are confident that we have the best leadership team in place to unlock the Company’s significant potential and create tremendous value.”

“As a private company, Dun & Bradstreet is well positioned to reinvigorate growth and I look forward to partnering with Anthony, Stephen and the Board in my new role,” stated William P. Foley II, Executive Chairman of Dun & Bradstreet’s Board of Directors. “Building on the Company’s strong platform as a global leader in business insights, I look forward to improving growth and customers’ experience, while increasing operating efficiencies to deliver enhanced business solutions across the world.”

“Over the last two decades, members of our investor group have worked extensively with one another, and it is a privilege to partner once again as we solidify Dun & Bradstreet’s leadership position in trade credit and other data analytic businesses,” added Thomas Hagerty, a Managing Director at THL. “I am confident that with the Investor Group’s proven track record and the leadership team’s deep expertise, the Company is poised for continued growth and success.”

Financial advisors to the Investor Group included BofA Merrill Lynch, Citigroup and RBC Capital Markets, and Kirkland & Ellis LLP acted as legal advisor to the Investor Group. J.P. Morgan served as financial advisor to Dun & Bradstreet, and Cleary Gottlieb Steen & Hamilton LLP served as legal counsel.

As a result of the completion of the transaction, shares of Dun & Bradstreet common stock ceased trading on the New York Stock Exchange (“NYSE”) prior to the opening of the NYSE today.

About Dun & Bradstreet

Dun & Bradstreet, the global leader in commercial data and analytics, enables companies around the world to improve their business performance. Dun & Bradstreet’s Data Cloud fuels solutions and delivers insights that empower customers to accelerate revenue, lower cost, mitigate risk, and transform their businesses. Since 1841, companies of every size have relied on Dun & Bradstreet to help them manage risk and reveal opportunity.

About CC Capital

CC Capital is a private investment firm founded in 2016 by Chinh Chu, with a focus on investing in and operating high-quality companies for the long term. Prior to founding CC Capital, Mr. Chu had a successful 25-year career at Blackstone and played an instrumental role in building its Private Equity business. Over the course of his career at Blackstone, Mr. Chu led several industry verticals for the Private Equity group, including financial services, technology, chemicals, and healthcare products. He served as co-chairman of the firm’s Private Equity Investment Committee and served on the firm’s Executive Committee. More information about CC Capital can be found at www.cc.capital.

About Cannae Holdings, Inc.

Cannae (NYSE: CNNE) is a diversified holding company with over $1 billion in book value in assets and boasts a strong track record of investing in a diverse range of assets. Cannae holds majority and minority equity investment stakes in a number of entities, including Ceridian Holdings, LLC, American Blue Ribbon Holdings, LLC and T-System Holding LLC. Principals at Cannae have successfully acquired over 100 companies with aggregate consideration in excess of $30 billion for Fidelity National Financial. Inc., Cannae and related companies over the last 20 years. More information about Cannae can be found at www.cannaeholdings.com.

About Bilcar

Bilcar is a partnership owned by William and Carol Foley. Bilcar’s assets include various investments and business interests. Mr. Foley will serve as our Executive Chairman of the Board after the closing of the Merger. Mr. Foley is the Chairman of the Board of Fidelity National Financial, Inc. (“FNF”) and Cannae Holdings, Executive Chairman of Black Knight and Co-Chairman of FGL Holdings. Mr. Foley brings over 30 years of experience and has demonstrated operational expertise throughout his career. Mr. Foley and his team achieved $312 million in cost reductions, which was 208% of the initial target of $150 million, from FNF’s acquisition of Lender Processing Services Inc., and has achieved approximately 1.3x targeted synergies in over 8 large transactions. He also led the growth of FNF, which transformed into the largest title insurance company with industry leading margins.

About Black Knight

Black Knight (NYSE: BKI) is a leading provider of integrated software, data and analytics solutions that facilitate and automate many of the business processes across the homeownership life cycle.

As a leading fintech, Black Knight is committed to being a premier business partner that clients rely on to achieve their strategic goals, realize greater success and better serve their customers by delivering best-in-class software, services and insights with a relentless commitment to excellence, innovation, integrity and leadership. For more information on Black Knight, please visit www.blackknightinc.com.

About Thomas H. Lee Partners, L.P.

Thomas H. Lee Partners, L.P. is a premier private equity firm investing in growth companies, headquartered in North America, exclusively in four industry sectors: Business & Financial Services, Consumer & Retail, Healthcare, and Media, Information Services & Technology. Using the firm’s deep domain expertise and the internal operating capabilities of its Strategic Resource Group, THL seeks to create deal sourcing advantages, and to accelerate growth and improve operations in its portfolio companies in partnership with management teams. Since its founding in 1974, THL has raised over $25 billion of equity capital, acquired over 140 portfolio companies and completed over 360 add-on acquisitions which collectively represent a combined enterprise value at the time of acquisition of over $200 billion.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are often identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “will” and other similar words or expressions.

Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results, performance, or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements.

The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Contacts

Investor Group

Media

Joele Frank, Wilkinson Brimmer Katcher, 212-355-4449

Jon Keehner / Kate Clark / Tim Ragones

CC-Capital-JF@joelefrank.com

Dun & Bradstreet

Media

Dun & Bradstreet

Heather Herndon, 310-733-7095

HerndonH@DNB.com

Investors/Analysts

Alexander Rosenstein, 973-921-5669

RosensteinA@DNB.com